Exhibit 32.1
                           Small Cap Strategies, Inc.
              Form 10-K for the fiscal year ended December 31, 2006 Certification of the Chief Executive Officer and Chief Financial Officer
                 Pursuant to 18 U.S.C. SECTION 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Bryce Knight, certify that:

     1. I am the chief executive officer and chief financial officer of Small Cap Strategies, Inc.

     2. Attached to this certification is Form 10-K for the fiscal year ended December 31, 2006, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

     3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          o The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

          o    The  information in the periodic report fairly  presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the issuer for the periods presented.

April 6, 2007                             /s/ Bryce Knight
                                          Bryce Knight
                                          President, Chief Executive Officer and
                                          Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by Small Cap Strategies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.



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